UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2009

INNOCAP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-153035	01–0721929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6306 Azalea Garden Drive, Atlanta, Georgia 30338-7934
(Address of principal executive offices) (zip code)

770-378-4180
(Registrant’s telephone number, including area code)

Copies to:

Gary B. Wolff, Esq.

Gary B. Wolff, P.C.

488 Madison Avenue, Suite 1100

New York, New York 10022

212-644-6446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Effective February 8, 2009, the Registrant has moved its office from 3113 Madison Drive, Atlanta, GA 30346 to 6306 Azalea Garden Drive, Atlanta, Georgia 30338-7934.  Its telephone number is 770-378-4180.  Our office space is provided to us by our President at no cost.  There is no written lease agreement.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired. None

(b) Pro forma financial information. None

(c) Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOCAP, INC.

Date: February 11, 2009	/s/ B. Alva Schoomer

Name: B. Alva Schoomer
Title: Chief Executive Officer

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